                                                                     EXHIBIT 4.4
================================================================================


                      BUILDING ONE SERVICES CORPORATION,
                                  as Issuer,

                       GROUP MAINTENANCE AMERICA CORP.,
                    assuming the obligations of Issuer, and

                      the other GUARANTORS named herein,
                                 as Guarantors

                                      AND

                      IBJ WHITEHALL BANK & TRUST COMPANY,

                                  as Trustee

                       _________________________________

                         THIRD SUPPLEMENTAL INDENTURE

                        Dated as of  February 22, 2000

                       ________________________________

                                  Relating to
                              up to $400,000,000
                       _________________________________

                  10 1/2% Senior Subordinated Notes due 2009

================================================================================

                         THIRD SUPPLEMENTAL INDENTURE


     This Third Supplemental Indenture (the "Supplemental Indenture") dated as of February 22, 2000, among Building One Services Corporation, a Delaware corporation (the "Company"), the existing subsidiary guarantors (the "Existing Guarantors"), Group Maintenance America Corp., a Texas corporation ("GroupMAC"), GroupMAC's subsidiaries listed on the signature page hereof (the "New Guarantors") and IBJ Whitehall Bank & Trust Company, a New York banking corporation, as trustee under the Indenture referred to below (the "Trustee"), is entered into in connection with the merger (the "Merger") of the Company with and into GroupMAC.

                             W I T N E S S E T H:

     WHEREAS, the Company and the Existing Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture") dated as of April 30, 1999, as supplemented from time to time, providing for the issuance of an aggregate principal amount of up to $400,000,000 of 10 1/2% Senior Subordinated Notes due 2009 (the "Securities");

     WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated November 2, 1999, as amended, whereby the Company has agreed to merge with and into GroupMAC;

     WHEREAS, Section 5.01 of the Indenture provides that upon a merger of the Company into another person, such as GroupMAC, GroupMAC is required to execute and deliver to the Trustee a supplemental indenture pursuant to which GroupMAC shall unconditionally assume all of the Company's obligations under the Securities on the terms and conditions set forth in the Indenture;

     WHEREAS, pursuant to Section 4.18 of the Indenture, the New Guarantors are required to execute and deliver to the Trustee a supplemental indenture pursuant to which they unconditionally guarantee all of the Company's obligations under the Securities and the Indenture on the terms set forth in the Indenture; and

     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company, the Existing Guarantors, GroupMAC and the New Guarantors are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby mutually covenanted and agreed for the equal and ratable benefit of the holders of the Securities as follows:

     1. AGREEMENT TO ASSUME. GroupMAC hereby assumes the due and punctual payment of the principal of, and premium, if any, and interest on all of the Securities and the performance of every covenant of the Securities, the Indenture and the Registration Rights Agreement, dated as of April 30, 1999, among the Company, the Guarantors and the Initial Purchasers on the part of the Company to be performed or observed; provided, however, that such assumption shall not become effective until the effective time of the Merger;

     2. AGREEMENT TO GUARANTEE. The New Guarantors hereby unconditionally guarantee GroupMAC's obligations under the Securities on the terms set forth in the Indenture; provided, however, that such guarantee shall not become effective until the effective time of the Merger. Notwithstanding the foregoing, this guarantee shall be automatically and unconditionally released and discharged (with respect to each of the New Guarantors) upon the terms and conditions specified in Section 11.04 of the Indenture.

     3. SUPPLEMENTAL INDENTURE PART OF INDENTURE. Except as expressly amended hereby, all of the terms, conditions and provisions of the Indenture shall remain in full force and effect. This Third Supplemental Indenture shall form a part of the Indenture for all purposes and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

     4. GOVERNING LAW. This Third Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     5. TRUSTEE MAKES NO REPRESENTATION. The recitals contained herein shall be taken as the statements of the Company and GroupMAC, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

     6. COUNTERPARTS. The parties may sign any number of counterparts of this Third Supplemental Indenture. Each signed counterpart shall be an original, but all of them together represent the same agreement.

     7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

                              BUILDING ONE SERVICES CORPORATION


                              By: /s/ F. T. BECK
                                 _______________________________________________
                                    F. Traynor Beck
                                    Executive Vice President

                              Guarantors:

                              ALLIANCE SUPPLY CO., LLC
                              ADVENT ELECTRIC CO., INC.
                              AMERICAN AIR COMPANY., INC.
                              ATLANTIC ELECTRIC COMPANY, INC.
                              B & R ELECTRICAL SERVICES, INC.
                              BARNES IVEY MECHANICAL COMPANY,
                                L.L.C.
                              BELTLINE MECHANICAL SERVICES, INC.
                              BRAZOSPORT MANAGEMENT, INC.
                              BUILDING ONE MECHANICAL SERVICES,
                                INC.
                              BUILDING ONE SERVICE SOLUTIONS, INC.
                              BUYR, INC.
                              C.R. HIPP CONSTRUCTION COMPANY, INC.
                              CHAMBERS ELECTRONIC
                                COMMUNICATIONS, INC.

                              CONSOLIDATED ELECTRICAL GROUP, INC.
                              CRAMAR ELECTRIC, INC.
                              DEL-AIR SERVICE COMPANY, INC.
                              D/FW MECHANICAL SERVICES, INC.
                              DIVERSIFIED MANAGEMENT SERVICES, U.S.A., INC. EDG POWER GROUP, INC.
                              ELECTRICAL CONTRACTING, INC.

                              ELECTRICAL DESIGN & CONSTRUCTION,
                                INC.
                              ENGINEERING DESIGN GROUP, INC.
                              FRED CLARK ELECTRICAL CONTRACTORS,
                                INC.
                              G.S. FINANCIAL, INC.
                              G.S. GROUP, INC.
                              GAMEWELL MECHANICAL, INC.
                              GARFIELD-INDECON ELECTRICAL
                                SERVICES, INC.
                              G.S.I. OF CALIFORNIA, INC.
                              GULF STATES, INC.
                              HYDRO COOLING, INC.
                              INTERSTATE BUILDING SERVICES, LLC
                              IVEY MECHANICAL COMPANY, INC.
                              IVEY MECHANICAL SERVICES, L.L.C.
                              K & A MECHANICAL, INC.
                              LEXINGTON/IVEY MECHANICAL COMPANY,
                                L.L.C.
                              MH TECHNOLOGIES, INC.
                              MCINTOSH MECHANICAL, INC.
                              NATIONAL NETWORK SERVICES, INC.
                              OIL CAPITAL ELECTRIC, INC.
                              OMNI MECHANICAL COMPANY
                              OMNI MECHANICAL SERVICES
                              POTTER ELECTRIC, INC.
                              PRO WIRE SECURITY SYSTEMS, INC.
                              PROCESS DESIGN BUILDERS, LLC
                              REGENCY ELECTRIC COMPANY ATLANTA
                                OFFICE
                              REGENCY ELECTRIC COMPANY
                                CHARLOTTE OFFICE, INC.
                              REGENCY ELECTRIC COMPANY JACKSONVILLE OFFICE, INC. REGENCY ELECTRIC COMPANY MEMPHIS
                                OFFICE, INC.
                              REGENCY ELECTRIC COMPANY ORLANDO
                                OFFICE, INC.
                              REGENCY ELECTRIC COMPANY PROJECTS
                                GROUP, INC.
                              REGENCY ELECTRIC COMPANY SOUTH
                                FLORIDA, INC.
                              REGENCY ELECTRIC COMPANY, INC.
                              RIVIERA ELECTRIC CONSTRUCTION CO.

                              RIVIERA ELECTRIC OF CALIFORNIA, INC.
                              ROBINSON MECHANICAL COMPANY
                              SANDERS BROS., INC.
                              SKC ELECTRIC, INC.
                              SKCE, INC.
                              S.L. PAGE CORPORATION
                              SPANN BUILDING MAINTENANCE
                                COMPANY n/k/a BUILDING ONE COMMERCIAL, INC.
                              SULLIVAN ELECTRIC, INC.
                              TAYLOR-HUNT ELECTRIC, INC.
                              TESTRONICS, INC.
                              THE LEWIS COMPANIES, INC.
                              TOWN & COUNTRY ELECTRIC, INC.
                              TRI-CITY ELECTRICAL CONTRACTORS, INC.
                              TRI-M HOLDING CORP.
                              TRI-M CORPORATION
                              TRI-M ELECTRICAL CONSTRUCTION CORP.
                              TRI-M BUILDING AUTOMATION SYSTEMS
                                CORP.
                              TRI-STATE ELECTRIC, INC.
                              TRI-STATE, INC.
                              WALKER ENGINEERING, INC.
                              WATSON ELECTRIC CONSTRUCTION CO.
                              WILSON ELECTRIC COMPANY, INC.
                              WALTER C. DAVIS & SON, INC.
                              ZWART, INC. d/b/a  MOUNTAIN VIEW ELECTRIC, INC.


                              By: /s/ F. T. BECK
                                 _______________________________________________
                                    F. Traynor Beck
                                    Vice President & Assistant Secretary



                              GROUP MAINTENANCE AMERICA CORP.


                              By: /s/ DARREN B. MILLER
                                 _______________________________________________
                                    Darren B. Miller
                                    Executive Vice President


                              Guarantors:

                              A-1 MECHANICAL OF LANSING, INC.
                              AA ADVANCE AIR, INC.
                              A-ABC APPLIANCE, INC.
                              A-ABC SERVICES, INC.
                              A JARL, INC.
                              AIR CONDITIONING ENGINEERS, INC.

                              AIR CONDITIONING, PLUMBING & HEATING
                              SERVICE CO., INC.
                              AIR SYSTEMS, INC.
                              AIRCON ENERGY INCORPORATED
                              AIRTRON, INC.
                              AIRTRON OF CENTRAL FLORIDA, INC.
                              ALL SERVICE ELECTRIC, INC.
                              ARKANSAS MECHANICAL SERVICES, INC.
                              ATLANTIC INDUSTRIAL CONSTRUCTORS,
                                 INC.
                              CALLAHAN ROACH PRODUCTS &
                                 PUBLICATIONS, INC.
                              CARDINAL CONTRACTING CORPORATION
                              CENTRAL AIR CONDITIONING
                              CONTRACTORS, INC.
                              CENTRAL CAROLINA AIR CONDITIONING
                                 COMPANY
                              CHAPEL ELECTRIC CO.
                              CHARLIE CRAWFORD, INC.
                              CLARK CONVERSE ELECTRIC SERVICE, INC.
                              COLONIAL AIR CONDITIONING COMPANY
                              COMMERCIAL AIR HOLDING COMPANY
                              COMMERCIAL AIR, POWER & CABLE, INC.
                              CONTINENTAL ELECTRICAL     CONSTRUCTION CO.
                              COSTA AND RIHL, INC.
                              COSTA & RIHL PLUMBING, INC.
                              COSTNER BROTHERS, INC.
                              DIVCO, INC.
                              DYNALINK CORPORATION
                              ELECTRICAL ASSOCIATES OF DALLAS, INC.
                              EVANS SERVICES, INC.
                              THE FARFIELD COMPANY
                              FERGUSON ELECTRIC CORPORATION
                              GENTZLER ELECTRICAL CONTRACTORS, INC.
                              GILBERT MECHANICAL CONTRACTORS, INC.
                              GREENWAY INVESTMENT CORP.
                              GROUPMAC FACILITY SERVICES, INC.
                              GROUPMAC HOLDING CORP.
                              GROUPMAC MANAGEMENT CO.
                              GROUPMAC MARYLAND CORP.
                              HPS PLUMBING SERVICES, INC.
                              HALLMARK AIR CONDITIONING, INC.
                              HUNGERFORD MECHANICAL
                                 CORPORATION
                              J.D. STEWARD AIR CONDITIONING, INC.
                              K & N PLUMBING, HEATING AND AIR
                                 CONDITIONING, INC.
                              LANEY'S, INC.

                              LINFORD SERVICE CO.
                              L. T. MECHANICAL, INC.
                              MACDONALD-MILLER CO., INC.
                              MACDONALD-MILLER INDUSTRIES, INC.
                              MACDONALD-MILLER OF OREGON, INC.
                              MACDONALD-MILLER SERVICE, INC.
                              MASTERS, INC.
                              MECHANICAL INTERIORS, INC.
                              MECHANICAL SERVICES OF ORLANDO, INC.
                              MERRITT ISLAND AIR & HEAT, INC.
                              NEW CONSTRUCTION AIR CONDITIONING,
                                 INC.
                              NORON, INC.
                              PACIFIC RIM MECHANICAL CONTRACTORS,
                                 INC.
                              PAUL E. SMITH CO., INC.
                              PHOENIX ELECTRIC COMPANY
                              RAY AND CLAUDE GOODWIN, INC.
                              RELIABLE MECHANICAL, INC.
                              ROMANOFF ELECTRIC CORP.
                              SEQUOYAH CORPORATION
                              SIBLEY SERVICES, INCORPORATED
                              SNYDER MECHANICAL
                              SOUTHEAST MECHANICAL SERVICE, INC.
                              STATEWIDE HEATING & AIR CONDITIONING,
                                 INC.
                              STEPHEN C. POMEROY, INC.
                              STERLING AIR CONDITIONING, INC.
                              SUN PLUMBING, INC.
                              TEAM MECHANICAL, INC.
                              TOWER ELECTRIC COMPANY
                              TRINITY CONTRACTORS, INC.
                              UNITED ACQUISITION CORP.
                              VALLEY WIDE PLUMBING AND HEATING, INC.
                              VAN'S COMFORTEMP AIR CONDITIONING,
                                 INC.
                              VANTAGE MECHANICAL CONTRACTORS, INC.
                              VERMONT MECHANICAL, INC.
                              WADE'S HEATING & COOLING, INC.
                              WIEGOLD & SONS, INC.
                              WILLIS REFRIGERATION, AIR
                                 CONDITIONING & HEATING, INC.
                              YALE INCORPORATED


                              By: /s/ DARREN B. MILLER
                                 _______________________________________________
                                    Darren B. Miller
                                    Vice President

                              GROUPMAC INDIANA, LLC

                              By:    AIRTRON, INC.


                                 By: /s/ DARREN B. MILLER
                                    ____________________________________________
                                    Darren B. Miller
                                    Vice President

                              GROUPMAC TEXAS L.P.

                              By:   GROUPMAC HOLDING CORP., general partner


                                 By: /s/ DARREN B. MILLER
                                    _________________________________________
                                    Darren B. Miller
                                    Vice President


                              THE BANK OF NEW YORK, AS SUCCESSOR TO IBJ
                              WHITEHALL BANK & TRUST COMPANY,
                                as Trustee


                              By: /s/ TERENCE RAWLINS
                                 ____________________________________________
                                    Name:  Terence Rawlins
                                    Title: Vice President